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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                 ______________


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 26, 1995
                                                  ---------------------


                         The Lincoln Electric Company
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



     Ohio                             0-1402                    34-0359955
- ----------------                  ----------------          -------------------
(State or other                    (Commission              (I.R.S. Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)



            22801 St. Clair Avenue, Cleveland, Ohio           44117
        ---------------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (216) 481-8100
                                                    ----------------





                                                 Exhibit Index Appears on Page 4





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Item 5.  Other Events.
         -------------

                 The Company issued a news release on May 24, 1995, a copy of which is filed as Exhibit 99.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (c)     Exhibits.

                 99       News Release dated May 24, 1995, from the Company.





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                                   SIGNATURE
                                   ---------

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   THE LINCOLN ELECTRIC COMPANY



Date:  May 26, 1995                        By:     /s/ H. Jay Elliot
                                                   ---------------------------
                                                   Vice President, Chief
                                                   Financial Officer &
                                                   Treasurer


Page 3 of 7

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                                 EXHIBIT INDEX
                                 -------------



Exhibit  Description of Exhibit
- -------  ----------------------

99       News Release dated May 24, 1995
         from the Company





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